UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 7, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Incentive Awards

On June 7, 2012 (the “Grant Date”), the Compensation Committee of the Board of Directors of Halcón Resources Corporation (the “Company”) approved initial incentive compensation awards for the officers set forth in the table below (the “Officers”).

Name	Office

Floyd C. Wilson	Chief Executive Officer

Stephen W. Herod	President

Mark J. Mize	Executive Vice President—Chief Financial Officer and Treasurer

David S. Elkouri	Executive Vice President—General Counsel

Joseph S. Rinando, III	Vice President—Chief Accounting Officer

These initial awards include (i) options to purchase shares of the Company’s common stock and (ii) restricted shares of the Company’s common stock. The exercise price of the stock options is $10.13, which was the closing price of the Company’s common stock as reported on the NYSE on the Grant Date. The options have a term of 10 years and will vest in three equal installments on the first three anniversaries of the Grant Date so long as such officer is employed by the Company or its affiliates on each anniversary of the Grant Date. The restricted stock units will also vest in three equal installments on the first three anniversaries of the Grant Date so long as such officer is employed by the Company or its affiliates on each anniversary of the Grant Date.

The following table sets forth the number of shares underlying stock options and the number of shares of restricted stock granted to the Officers on the Grant Date.

Name	Stock Options	Restricted Stock Units
Floyd C. Wilson	125,000	35,000
Stephen W. Herod	100,000	25,000
Mark J. Mize	100,000	25,000
David S. Elkouri	75,000	25,000
Joseph S. Rinando	75,000	10,000

The Compensation Committee also approved cash bonus and equity award targets for the Officers. These awards will be made annually by the Compensation Committee in the ordinary course of business after year-end. Subject to performance measures, the Officers may receive annual cash bonuses of up to 200% of such officer’s respective base salary and equity awards in amounts up to a percentage of such officer’s base salary. The maximum annual equity award for each Officer is set forth in the chart below as a percentage of such Officer’s respective base salary.

Name	Annual Equity Target
Floyd C. Wilson	650%
Stephen W. Herod	500%
Mark J. Mize	500%
David S. Elkouri	300%
Joseph S. Rinando	250%

The Compensation Committee retained Longnecker & Associates, an independent compensation consultant, to advise the committee regarding the incentive compensation awards to the Officers.

Non-Employee Director Incentive Awards

On June 7, 2012, the Compensation Committee also approved an initial grant of restricted stock with a value equal to $50,000 to each non-employee director of the Company (the “Directors”) or 5,000 shares of restricted stock based on the closing price of the Company’s common stock on the Grant Date and rounded up to the nearest 100 shares. These restricted stock awards are subject to a six-month vesting period.

Longnecker & Associates also advised the Compensation Committee with respect to the Company’s incentive compensation awards for non-employee directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement

10.2	Form of Employee Restricted Stock Agreement

10.3	Form of Non-Employee Director Restricted Stock Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

June 13, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer